SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) April 17, 2000




                           LORACA INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



Nevada                                 005-58227                  87-0555751
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(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
of incorporation)                                            Identification No.)




                          1601 Fifth Avenue, Suite 2320
                            Seattle, Washington 98101
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (206) 332-0400

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ITEM 5. Other Events

     On April 17, 2000, Loraca International, Inc. ("Loraca") issued a press release announcing the closing of its acquisition of The Lexus Companies.

ITEM 7. Financial Statements And Exhibits

     (c) Exhibits.

     Exhibits        Description
     --------        -----------
       99.1          Press Release dated April 17, 2000.



                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                           LORACA INTERNATIONAL, INC.




                           By: /s/ Bernard A. Guy
                               Bernard A. Guy
                               President



     Date: April 20, 2000

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                                  EXHIBIT INDEX

     99.1     Press Release dated April 17, 2000.